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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                              December 5, 1997

              Date of Report (Date of earliest event reported)

                       HOMESTEAD VILLAGE INCORPORATED

           (Exact Name of registrant as specified in its charter)

   Maryland                    1-12269                         74-2770966

(State or other                                               (IRS Employer
jurisdiction of            (Commission File                   Identification
incorporation)                  Number)                           Number)


                     2100 RiverEdge Parkway, 9th Floor
                           Atlanta, Georgia 30328

                  (Address of principal executive offices)

                               (770) 303-2200

                      (Registrant's telephone number)

                               Not applicable

       (Former name or former address, if changed since last report)




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Item 4.  Changes in Company's Certifying Accountant.

        On December 5, 1997, Homestead Village Incorporated (the "Company") dismissed the firm of Ernst & Young LLP ("Ernst & Young") as the Company's principal accountant to audit the Company's financial statements and engaged the firm of Arthur Andersen LLP ("Arthur Andersen"), as the Company's principal accountant to audit the Company's financial statements for the fiscal year ending December 31, 1997. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

        Ernst and Young's report on the financial statements of the Company, for the fiscal year ending December 31, 1996, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 1996, and in subsequent interim periods through the date of dismissal, there has never been any disagreement with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In addition, there has never been a reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934 (a "Reportable Event").

        Prior to engaging Arthur Andersen, the Company had never consulted Arthur Andersen concerning either (i) the application of accounting principles to a specified completed or uncompleted transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; (iii) a written report or oral advice that the new accountant concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or
(iv) any matter that was the subject of a Reportable Event.

        The letter from Ernst & Young evidencing its agreement with the statements made by the Company herein is attached as Exhibit 16.

Item 7.  Exhibits.

(c)     Exhibits

16              Letter from Ernst & Young LLP.




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                                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 1997              HOMESTEAD VILLAGE INCORPORATED




                                  By:  /s/ Jeffrey A. Klopf
                                      -------------------------
                                     Name:  Jeffrey A. Klopf
                                     Title: Senior Vice President and Secretary


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